HARTFORD LIFE INSURANCE COMPANY SEPARATE ACCOUNT ELEVEN

333-72042	HV-3574 - PremierSolutions Standard
333-72042	HV-5244 - PremierSolutions Standard (Series II)
333-72042	HV-5795 - PremierSolutions Standard (Series A)
333-72042	HV-6779 - PremierSolutions Standard (Series A-II)

333-151805	HV-6776 - Premier Innovations(SM)
333-151805	HV-6778 - Premier Innovations(SM) (Series II)

Supplement dated January 16, 2015 to your Prospectus

SUB-ADVISER ADDITION

MASSMUTUAL SELECT BLUE CHIP GROWTH FUND - CLASS R4

Effective January 9, 2015, Loomis, Sayles & Company, L.P. was added as co-sub-adviser to the MassMutual Select Blue Chip Growth Fund - Class R4.

THIS SUPPLEMENT SHOULD BE RETAINED WITH THE PROSPECTUS FOR FUTURE REFERENCE.